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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 12, 2003


                          ChevronTexaco Corporation
            (Exact name of registrant as specified in its charter)

    Delaware                      1-368-2                       94-0890210
(State or other jurisdiction (Commission File Number)      (I.R.S. Employer No.)
   of incorporation )

   6001 Bollinger Canyon Road, San Ramon, CA                94583
    (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (925) 842-1000


                                     NONE
        (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

                The following exhibit is filed as part of this report:

    Exhibit No. Description

      4.1       Second Supplemental Indenture among ChevronTexaco
                Capital Company, as Issuer, ChevronTexaco Corporation, as Guarantor, and JPMorgan Chase Bank, as Trustee, dated as of February 12, 2003.


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 18, 2003



                                        CHEVRONTEXACO CORPORATION


                                        By      /s/ S. J. Crowe
                                          ------------------------
                                            S. J. Crowe, Vice President and
                                            Comptroller
                                            (Principal Accounting Officer and
                                            Duly Authorized Officer)



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                                EXHIBIT INDEX


        4.1     Second Supplemental Indenture among ChevronTexaco
                Capital Company, as Issuer, ChevronTexaco Corporation, as Guarantor, and JPMorgan Chase Bank, as Trustee, dated as of February 12, 2003.